Exhibit 99.1 SLM CORPORATION INVESTOR PRESENTATION Fourth Quarter 2018

2 Forward-Looking Statements and Disclaimer Cautionary Note Regarding Forward-Looking Statements The following information is current as of October 22, 2018 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) announcing its financial results for the quarter ended September 30, 2018, the Form 10-Q for the quarter ended September 30, 2018 (filed with the Securities and Exchange Commission (“SEC”) on October 22, 2018) and subsequent reports filed with the SEC. This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2017 (filed with the SEC on Feb. 23, 2018) and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking and other laws; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the Company or any subsidiary is a party; credit risk associated with the Company’s (or any subsidiary's) exposure to third parties, including counterparties to the Company’s (or any subsidiary's) derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; cybersecurity incidents and cyberattacks and other failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on the Company’s business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayments on the loans made or acquired by the Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations. The Company reports financial results on a GAAP basis and also provides certain non-GAAP “Core Earnings” performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts (excluding current period accruals on the derivative instruments), net of tax. These are recognized in GAAP, but not in “Core Earnings” results. The Company provides “Core Earnings” measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. In third-quarter 2018, management made an immaterial change to its definition of “Core Earnings”. For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations –’Core Earnings’” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 for a further discussion and the “’Core Earnings’ to GAAP Reconciliation” table in this Presentation for a complete reconciliation between GAAP net income and “Core Earnings”. .

3 Sallie Mae Brand • #1 saving, planning and paying for education company with 40 years of leadership in the education lending market • Top ranked brand: 6 out of 10 consumers of education finance recognize the Sallie Mae brand • Industry leading market share in private education lending: 55% market share(1) • Over 2,400 actively managed university relationships across the U.S. • Complementary consumer product offerings • Over one million long-term engaged customers across the Sallie Mae brands

4 Sallie Mae Overview Sallie Mae Key Statistics for Q3 2018 − $0.23 Core Earnings diluted earnings per common share 2,3 − Portfolio of $20.0 billion of high quality Private Education Loans − 89% of Private Education Loans disbursed in Q3 2018 are cosigned − Average Q3 2018 Private Education Loan originations FICO of 747 4 − 78% of Private Education Loans outstanding have origination FICO ≥ 700 4 − $1.8 billion in cash − Net interest income= $357 million − Net interest margin = 6.00% − Private Education Loan yield = 9.16% − Personal Loan originations= $167 million A diversified approach to funding which includes: − $17.9 billion in deposits −$9.5 billion in brokered deposits −$8.4 billion in retail and other deposits − $750 million multi-year asset-backed commercial paper funding facility − $541 million of term funding raised in ABS market in Q3 2018

5 Sallie Mae Summary - Leading private education Private Education Loan - loan franchise Originator and Servicer - Conservative credit and Deposits - funding Upromise Rewards - - Expanding consumer Personal Loans- finance product suite Strategic Key Overview Businesses - National sales and Competitive Balance ($B as of 9/30/18) Assets 25.7 - marketing Advantage Sheet - Largest salesforce in FFELP Loans 0.9 - the industry Private Loans 20.0 - - Specialized underwriting Personal Loans 1.1 - capability Deposits 17.9 - - Capital markets expertise Common Equity 2.4 -

6 Favorable Student Loan Market Trends Academic Year Enrollment at Four-Year Degree Granting Institutions(5) Annual Cost of Education(6) (Millions) (Thousands) Estimated Total Cost of Education – 2016 / 2017 AY(7) Cost of College (Based on a Four-Year Term)(8) (billions) (thousands) AY 07/08 AY 17/18

7 Higher Education Value Proposition Relationship Between Higher Education, Incremental Earnings From a College Degree Have Increased Income and Employment(9) For Generations(10) Average weekly income Unemployment Key Statistics • The unemployment rate for individuals age 25 and older with four-year college degrees was 2.2%, compared to 5.1% for high school graduates(9) • 60% of students graduated with student loans in AY 2015-2016(11) • Of the 60% of bachelor’s degree recipients who graduated with student loans, the average debt amount is $28,400 (11)

8 Smart Option Overview Product Features • Offers three repayment options while in school, which include Interest Only, $25 Fixed Payment and Deferred Repayment • Variable and Fixed Interest Rate Options • All loans are certified by the school’s financial aid office to ensure all proceeds are for educational expenses Distribution Channels • Nationally recognized brand • Largest national sales force in industry actively manages over 2,400 college relationships • Represented on vast majority of college directed preferred lender lists • Significant marketing experience to prospective customers through paid search, affiliates, display, direct mail and email • Leverage low cost customer channels to contribute to significant serialization in following years • Marketing and distribution through partnerships with banks, credit unions, resellers and membership organizations

9 Discipline Specific Graduate Products Sallie Mae Sallie Mae Sallie Mae Sallie Mae Health Sallie Mae Sallie Mae Medical Dental Law School Professions Graduate MBA Loan School Loan School Loan Loan Graduate School Loan School Loan Rate Type Variable & Fixed Variable: LIBOR + 2.00% - LIBOR + 7.25% Interest Rate Ranges Fixed: 6.25% - 9.38% Repayment Option Deferred, Interest Only & Fixed Repayment Repayment Term 20 years 20 years 15 years 15 years 15 years 15 years Grace Period 36 months 12 months 6 months 9 months 6 months 6 months Internship/Residency Up to 48 months Deferment Features ACH discount | FICO® Score | Cosigner Release | GRP | Student Death & Disability Release

10 Analytical Approach to Credit Borrower/Cosigner Initial Screen Manual Review • $1,000 minimum loan • ~8% of applications • Minimum FICO of 640 • Asset expertise and rigorous • Pass risk scores, but require further • No existing SLM 30+ day past dues underwriting driven by large review due to credit concerns volume of historical data • No student loans 90+ day past dues − Thorough review of bankruptcies, • ~1.3mm annual applications collection accounts, etc. • No recent bankruptcy • ~40+% approval rate − Higher levels of existing student • 2+ trades for cosigners and 4+ trades for debt non-cosigner − High credit utilization Custom Scorecard • Multi-scenario approach that predicts percentage of borrowers likely to reach 90+ days past due • Built in coordination with Experian Decision Analytics • Applies 15 – 18 application and credit bureau attributes

11 High Quality Private Education Loan Growth12 $5,500 $5,200 $5,000 8% 3% $4,800 $4,666 $4,582 8% $4,500 $4,330 10% $4,076 6% $4,166 $4,000 $3,500 $3,000 $2,500 $2,000 Originations Originations ($MM) $1,500 $1,000 $500 $0 2014 2015 2016 2017 2018 Private Education Loan Originations YTD Originations Statistics ($) 2014 2015 2016 2017 Sept. 30, 2018 % Cosigned 90% 90% 89% 88% 88% % In School Payment 57% 56% 55% 54% 55% Average FICO at Approval(13) 748 749 748 747 747 As of 9/30/18

12 High Quality Private Education Portfolio Customer FICO at Original Approval(13) Smart Option Payment Type <700 Interest Only 780+ 21% 22% 29% Deferred 700 - 740 48% 27% 740 - 780 Fixed Pay 23% 30% Weighted Average FICO: 745 Smart Option Loans: $19.3 billion Portfolio by Originations Vintage Portfolio Interest Rate Type Pre 2012 2% 2012 2018 4% 15% 2013 8% 2014 12% Fixed 2017 32% 22% 2015 Variable 17% 68% 2016 20% Weighted Average Age of Loan: ~2.6 years As of 9/30/18

13 Conservative Funding Approach Stable deposit base with no branch overhead As of 9/30/18 — Diversified mix of retail and other core savings, MMDA and CDs — Brokered deposits used as alternative funding source Term funding / securitizations will augment deposit Retail funding for future growth Secured Debt (MMDA & CD) — Experienced capital markets team 20% 22% — Capacity to securitize $2 – $3billion of private education loans Multi-year revolving conduit facility Retail — Provides seasonal loan funding and backup liquidity (H.S.A. & Ed. 529) 16% Brokered — Multi-year $750 million conduit provided by Variable consortium of banks 31% Substantial liquidity portfolio Brokered Fixed — 15% of total retail deposit balances held as excess 11% liquidity Funding Targets — 20% of total funding in secured debt combined with Retail deposits 38% the remaining 80% having an approximately equal Brokered deposits 42% distribution of retail and brokered deposits Secured debt 20%

14 Smart Option Delinquency and Default Performance (As a % of Loans in P&I Repayment)14,15,16 10.0% 31-60 Day Delinquency 10.0% 61-90 Day Delinquency 9.0% 9.0% 8.0% 8.0% 7.0% 7.0% 6.0% 6.0% 5.0% 5.0% 4.0% 4.0% 3.0% 3.0% 2.0% 2.0% % % of P&IRepayment Balance % % of P&IRepayment Balance 1.0% 1.0% 0.0% 0.0% 91+ Day Delinquency 10.0% 10.0% Annualized Gross Default Rate 9.0% 9.0% 8.0% 8.0% 7.0% 7.0% 6.0% 6.0% 5.0% 5.0% 4.0% 4.0% 3.0% 3.0% 2.0% 2.0% % % of P&IRepayment Balance % % of P&I Repayment Balance 1.0% 1.0% 0.0% 0.0% As of 9/30/18

15 Cumulative Defaults by P&I Repayment Vintage17,18,19 Smart Option Cumulative Gross Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period 10% 9% 8% 7% 7.1% 6% 6.6% 5% 5.6% 5.1% 4% 5.2% Cumulative Defaults as a % of a % as Defaults Cumulative 3% 4.5% Disbursed Principal Entering P & Repayment I& P Entering Principal Disbursed 2% 2.9% 1% 1.2% 0% 0 1 2 3 4 5 6 7 8 Years Since First P&I Repayment Period 2010 2011 2012 2013 2014 2015 2016 2017

16 Financial Review (in millions) Q3 2018 Q3 2017 Variance PSL $ 20,305 $ 17,186 $ 3,119 PSL Reserve (275) (227) (48) FFELP 869 952 (83) FFELP Reserve (1) (1) - PLOAN / Other 1,136 134 1,002 PLOAN / Other Reserve (53) (1) (52) Total Loans 21,982 18,042 3,940 Cash 1,839 1,248 591 Other Assets 1,870 1,727 143 Total Assets 25,691 21,016 4,675 Balance Sheet Balance Brokered Deposits 9,578 7,740 1,838 Retail and Other Deposits 8,378 7,320 1,058 Other Liabilities 4,894 3,534 1,360 Equity 2,840 2,422 418 Total Liabilities & Equity $ 25,691 $ 21,016 $ 4,675 PSL Reserve % of Balance (Gross) 1.36% 1.33% 0.03 % Interest Income $ 498 $ 366 $ 132 Interest Expense (141) (84) (57) Net Interest Income before Provision 357 282 75 Provision (70) (55) (15) NII After Provision 287 227 60 Other Income Gain(Loss) on Hedging Activities, net (86) 6 (92) Total Non-Interest Expenses (151) (116) (35) GAAP Pre-Tax Income $ 50 $ 117 $ (67) Core Earnings Pre-Tax Income $ 55 $ 116 $ (61) Income Statement Income GAAP Net Income $ 104 $ 76 $ 28 Core Earnings Adjustments $ 3 $ (1) $ 4 Core Earnings $ 107 $ 75 $ 32 Preferred Dividends $ (4) $ (3) $ (1) GAAP Earnings Attributable to Common Stock $ 100 $ 73 $ 27 Core Earnings Attributable to Common Stock $ 103 $ 72 $ 31 Return on Assets (Core) 1.7% 1.5% 0.2% Return on Common Equity (Core) 17.2% 14.6% 2.6% Total Risk Based Capital Ratio (Bank Only) 12.8% 13.0% (0.2%) CSEs 440 438 2 Core EPS 0.23 $0.17 $0.06 As of 9/30/18

17 Growth Balance Sheet Growth $28,000 $25,000 $22,000 $19,000 $16,000 $13,000 $10,000 $7,000 $4,000 May-14 Jun-15 Jul-16 Aug-17 Sep-18 Consumer Loans Other Assets $5.00 Book Value Per Share $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 2014 2015 2016 2017 Book Value Per Share

18 Sallie Mae Performance Efficiency Ratio20 Net Interest Margin 55% 6.0% 5.9% 50% 5.8% 5.7% 45% 5.6% 5.5% 40% 5.4% 5.3% 35% 5.2% 5.1% 5.0% 30% 2014 2015 2016 2017 2014 2015 2016 2017 Efficiency Ratio Net Interest Margin Diluted Earnings Per Share Core Return on Common Equity 2,3 $0.70 19.0% $0.60 17.0% $0.50 15.0% $0.40 13.0% $0.30 11.0% $0.20 9.0% $0.10 7.0% $0.00 5.0% 2014 2015 2016 2017 2014 2015 2016 2017 EPS Core Return on Common Equity

19 Consolidation to Third Parties $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 Q1 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q1 Q1 2017 Q2 2017 Q3 2017 Consolidations Loans in P&I Overview: • Consolidations have long been a part of the student loan industry, especially in low interest rate environments • Consolidation activity is concentrated in the first two years after graduation as customers are looking to increase their cash flows by reducing payments Defensive Strategies: • Technology in our call centers allows us to better identify customers looking to consolidate • As of the second quarter 2018, call center agents have the capability to extend the duration of the loan and offer slight rate reductions in an attempt to create cash flow for the customer and retain the relationship

20 Enhance Franchise and Diversify Revenue Goal: Distribution of Sallie Mae Borrowers by Product and Age 100% • Develop relevant and innovative Consumer 93% 95% 91% Lending products to deepen customer 90% 87% engagement, attract new-to-firm customers 83% 80% 79% and diversify revenue at attractive returns on 73% equity. 70% 64% 60% % with a Credit Card Our Strengths: 54% % with a Personal Loan • Access to high quality customer base as they 50% 42% % of Borrowers of % begin to consume financial services. 40% • Positive relationships with parents, their key 30% 29% 30% 30% 27% financial advisor. 25% 21% 22% • Product innovation will be tailored to meet 20% 18% 15% needs of the college graduate. 11% 10% 8% • 5% Underwriting, marketing and servicing teams 1% 2% have vast prior experience with new products 0% 18 19 20 21 22 23 24 25 26 27 28 29 from Citi, JPM, BAC & DFS. Age of Borrowers As of 4/30/18 Personal Loan: • Built platform in 2017. Began test marketing in 2018. • This product appeals to millennials as card alternative and is a traditional debt consolidation product. Credit Card: • Launch a SLM credit card targeted to the young adult segment in early 2019. • Leverage a partner to provide an end-to-end solution to reduce execution risk and allow for faster speed to market. • Partner chosen, product design to be finalized and team assembled in 2018.

21 Sallie Mae Bank • Market share leader in private student loan industry • High quality assets and conservatively funded balance sheet • Predictable balance sheet growth • Strong capital position and funding capabilities • A financial services company with high growth trajectory and excellent return on equity

22 ABS Supplement

23 Sallie Mae’s Smart Option Loan Product Overview • The Smart Option loan product was introduced by Smart Option Loan Program Sallie Mae in 2009 Origination Channel School Typical Borrower Student • The Smart Option loan program consists of: Typical Co-signer Parent $10,000 avg orig bal, 5 to 15 yr term, – Smart Option Interest Only loans - require full Typical Loan in-school payments of interest only, $25 fixed or fully interest payments during in-school, grace, and deferred deferment periods Origination Period March 2009 to present Certification and Disbursement School certified and school disbursed – Smart Option Fixed Pay loans - require $25 fixed FICO, custom credit score model, and judgmental payments during in-school, grace, and deferment Borrower Underwriting underwriting periods Up to the full cost of education, Borrowing Limits less grants and federal loans – Smart Option Deferred loans – do not require Historical Risk-Based Pricing L + 2% to L + 14% (1) payments during in-school and grace periods Dischargeable in Bankruptcy No • Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and • Variable rate loans indexed to LIBOR, or fixed rate graduate school college tuition, room and board • Smart Option payment option may not be changed • Also available on a limited basis to students and after selected at origination Additional Characteristics parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs • Underwritten using proprietary credit score model • Both Title IV and non-Title IV schools • Marketed primarily through the school channel and also directly to consumers, with all loans certified by and disbursed directly to schools (1) Private education loans are typically non-dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship“.

24 Sallie Mae Bank ABS Summary 14-A 15-A 15-B 15-C 16-A 16-B 16-C 17-A 17-B 18-A 18-B 18-C Issuance Date 8/7/2014 4/23/2015 7/30/2015 10/27/2015 5/26/2016 7/21/2016 10/12/2016 2/8/2017 11/8/2017 3/21/2018 6/20/2018 9/19/2018 Total Bond Amount ($mil) $382 $704 $714 $701 $551 $657 $674 $772 $676 $670 $687 $544 Initial AAA Enhancement (%) 21% 23% 22% 23% 20% 19% 16% 17% 17% 18% 17% 16% Initial Class B Enhancement (%) 11% 13% 12% 14% 12% 12% 10% 11% 11% 11% 10% 10% Wtd Avg Spread over Benchmarks 'AAA' Rated A Classes (%) +1.17% +1.01% +1.27% +1.49% +1.38% +1.36% +1.00% +0.82% +0.70% +0.71% +0.66% +0.67% A and B Classes Combined (%) +1.39% +1.28% +1.50% +1.74% +1.60% +1.55% +1.15% +0.93% +0.80% +0.78% +0.76% +0.77% Loan Program (%) Smart Option 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Loan Status (%) (21) School, Grace, Deferment 90% 79% 78% 73% 75% 74% 70% 65% 73% 69% 70% 69% P&I Repayment 9% 20% 21% 24% 23% 24% 28% 33% 26% 29% 27% 30% Forbearance 0% 2% 1% 2% 2% 2% 2% 2% 2% 2% 2% 2% Wtd Avg Term to Maturity (Mo.) 140 133 130 127 135 133 131 131 135 139 139 138 % Loans with CoSigner 93% 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% Not For Profit (%) 89% 86% 87% 87% 87% 87% 89% 90% 91% 91% 91% 91% Wtd Avg FICO at Origination (22) 747 747 746 747 747 747 748 746 747 747 746 746 Wtd Avg Recent FICO at Issuance (22) 745 744 741 747 743 745 745 744 745 744 742 744 Wtd Avg FICO at Origination (Cosigner) (22) 750 750 749 750 750 750 750 748 749 748 748 748 Wtd Avg Recent FICO at Issuance (Cosigner) (22) 748 748 745 750 747 749 748 748 748 747 745 747 Wtd Avg FICO at Origination (Borrower) 708 714 715 714 719 719 721 720 723 724 724 724 Wtd Avg Recent FICO at Issuance (Borrower) 701 702 699 701 704 708 708 705 707 708 706 709 Variable Rate Loans (%) 85% 82% 82% 82% 82% 82% 80% 81% 80% 75% 72% 70% Wtd Avg Annual Borrower Interest Rate 7.82% 8.21% 8.21% 8.27% 8.22% 8.24% 8.26% 8.39% 8.94% 9.29% 9.58% 9.69%

25 Sallie Mae Bank ABS Structures SMB 2018-C SMB 2018-B SMB 2018-A Size $544.0MM $686.5MM $670.0MM Pricing Date September 12, 2018 June 13, 2018 March 14, 2018 Smart Option Smart Option Smart Option Collateral Private Education Loans Private Education Loans Private Education Loans Servicer Sallie Mae Bank Sallie Mae Bank Sallie Mae Bank Overcollateralization (23) 10% 10% 11% Pricing Prepayment Speed (24) 8% 8% 8% Tranche Structure at Issuance Amt Amt Amt Class ($mm) Mdy's WAL Pricing Class ($mm) Mdy's WAL Pricing Class ($mm) Mdy's WAL Pricing A-1 177.00 Aaa 0.99 1mL +30 A-1 214.00 Aaa 0.99 1mL +32 A-1 256.00 Aaa 1.26 1mL +35 A-2A 219.00 Aaa 5.46 IntS +68 A-2A 283.00 Aaa 5.49 IntS +67 A-2A 244.00 Aaa 5.93 IntS +75 A-2B 108.00 Aaa 5.46 1mL +75 A-2B 139.00 Aaa 5.49 1mL +72 A-2B 120.00 Aaa 5.93 1mL +80 B 40.00 Aa2 9.68 IntS +130 B 50.50 Aa2 9.77 IntS +130 B 50.00 Aa2 9.79 IntS +115 WA Borrower Interest Rate 9.69% 9.58% 9.29% WA FICO at Origination22 746 746 747 % Loans with Cosigner 92% 92% 92% Variable Rate Loans 70% 72% 75%

26 Sallie Mae Bank Servicing Policies Policy Pre-Spin, Legacy SLM Serviced Post-Spin, Sallie Mae Bank Serviced Delinquencies All loans serviced by an affiliate of legacy SLM; loan Sallie Mae Bank collects delinquent loans thru charge-off, placing owned by Sallie Mae Bank sold to legacy SLM after emphasis on returning loans to current status during early becoming 90+ days past due. delinquency. Charge-offs Loans serviced by legacy SLM charge off at 212+ Loans serviced by Sallie Mae Bank charge off at 120+ days past days past due. due. Recoveries Post-charge off collections managed by legacy SLM; Charged-off loans either collected internally or sold to third recoveries realized over 10+ years. parties. Recoveries recognized immediately if charged-off loans sold to third parties. Forbearance Granted for 3 mo. intervals with a 12 month Granted for 3 mo. intervals with a 12 month maximum, no fee. maximum, with fee. Sallie Mae Bank Forbearance Policy - • First choice is always to collect a payment from the borrower or co-signer • If payment is not possible, forbearance temporarily provides borrowers limited time to improve their ability to repay during temporary economic hardship • The vast majority of loans do not use forbearance; those that do, remain in forbearance for less than 12 months

27 Sallie Mae Bank Collections Each customer is approached individually, and the account manager is educated and empowered to identify optimal resolution • Co-borrowers are contacted and collected with similar efforts as the primary borrower Sallie Mae Bank employs a front-loaded, stage based collections approach: • Early Stage Loan Collections (1 – 29 days delinquent as of the first of the month) – Calling activity begins as early as 1 cycle day behind (5 days past their due date in most instances) – Dialer based calling and automated messaging are leveraged for early delinquency – E-mail and letter campaigns complement calling efforts • Mid-Stage Loan Collections (30 – 59 days delinquent as of the first of the month) – Continue early stage activities – Account is assigned to a collector’s queue based on the delinquency and the type of loan. Collection campaign includes telephone attempts and manual skip tracing • Late Stage Loan Collections (60+ days delinquent as of the first of the month) – Continue both early and mid-stage activities – Tenured route management collectors and customized letter campaigns Cash collection is the primary focus, but a variety of tools are also available to collectors to aid in resolving delinquency: – Auto pay – Monthly payment made automatically, prior delinquency cleared with forbearance – Three Pay – After three scheduled monthly payments are made, prior delinquency cleared with forbearance – Rate Reduction – Reduce rate for monthly payment relief, enrolled after three qualifying payments – Rate Reduction with Term Extension – Reduced rate and extended term – Additional programs are available when all other methods are not adequate Bankruptcy Collections Policy – Collection activity stops if both parties on the loan file bankruptcy (borrower and cosigner) or on a non- cosigned loan; otherwise, collections can continue on the non-filing party

28 Sallie Mae Bank Smart Option Private Education Loans FFELP vs. Sallie Mae Bank Smart Option Private Education Loan Comparison Sallie Mae Bank Smart Option FFELP Stafford Loans Private Education Loans(25) Borrower Student Student or Parent Co-signer None Typically a parent Lender Eligible banks and private lenders under FFELP Banks and other private sector lenders 97-100% of principal and interest by the U.S. Department Guarantee Not guaranteed by the U.S. Government or any other entity of Education Interest Subsidy/Special Allowance Paid by the U.S. Department of Education Not Applicable Payments Consumer credit underwriting, with minimum FICO, custom Borrower must have no outstanding student loan defaults Underwriting credit score model, and judgmental underwriting or bankruptcy Fixed or floating rate depending on origination year and Risk-based pricing, with a variable rate indexed to LIBOR Pricing loan program or a fixed rate for life $5,500-$7,500 for dependent student, based on year in Up to the full cost of education, less grants and federal Maximum Amount per Year school loans 5 to 15 years, may pay interest or a $25 fixed payment Repayment Term 10 years, with repayment deferred until after graduation while in school, or may be deferred until after graduation or other separation Consumer loan collections activities typical for unsecured Collections Based on prescribed U.S. Dept of Education regulations consumer credit Permitted for a variety of reasons, including economic Granted to students who return to school, or are involved in Deferment hardship active military service Permitted for a variety of reasons, including economic Typically granted for economic hardship, up to a maximum Forbearance hardship of 12 months Dischargeable in Bankruptcy No No (25)

29 Appendix

30 Sallie Mae vs Federal Student Loans Sallie Mae Federal Student Loan Program26 Federal Direct Loan Loan Program Smart Option Student Loan Parent Plus (Subsidized & Unsubsidized) Yr 1 - $5,500 ($3,500 > subsidized) $1,000 - Cost of Attendance Yr 2 - $6,500 ($4,500 > subsidized) Loan Limits Yr 3+ - $7,500 ($5,500 > subsidized) Cost of Attendance No Aggregate Limit $31,000 Aggregate ($23,000 > subsidized) Interest Rates Variable: L + 2.00% - L + 9.88% 5.05% 7.60% (7/1/18 - 6/30/19) Fixed: 5.75% - 12.88% Fees 0% 1.066% 4.264% (10/1/17 - 9/30/18) Undergraduate Repayment Types IO / Fixed Pay / Deferred Deferred Immediate P&I / Deferred 10 Years 10 Years Repayment Terms 5 - 15 Years (extended repayment 20 or 25 years) (extended repayment 20 or 25 years) Graduate Product Suite Federal Direct Loan Loan Program (MBA, Medical, Dental, Law, Graduate Plus (Unsubsidized Only) Health Professions, General Grad) $20,500 Per Year $1,000 - Cost of Attendance Loan Limits $138,500 Aggregate Cost of Attendance No Aggregate Limit ($65,500 > subsidized - including undergraduate subsidized loans) Interest Rates Variable: L + 2.00% - L + 7.25% 6.60% 7.60% (7/1/18 - 6/30/19) Fixed: 6.25% - 9.38% Graduate Fees 0% 1.066% 4.264% (10/1/17 - 9/30/18) Repayment Types IO / Fixed Pay / Deferred Deferred Deferred 15 Years - MBA, HP, General Grad, Law 10 Years 10 Years Repayment Terms 20 Years - Medical and Dental (extended repayment 20 or 25 years) (extended repayment 20 or 25 years)

31 “Core Earnings” to GAAP Reconciliation Quarters Ended Sept. 30, June 30, Sept. 30, 2018 2018 2017 (Dollars in thousands, except per share amounts) “Core Earnings” adjustments to GAAP: GAAP net income……….….…….........………………… $ 103,878 $ 109,832 $ 76,371 Preferred stock dividends ………....….........…………… 4,124 3,920 3,028 GAAP net income attributable to SLM Corporation common stock………...……...……...….…..…………. $ 99,754 $ 105,912 $ 73,343 Adjustments: Net impact of derivative accounting(3) …………….…. 4,561 5,029 (1,475) Net tax effect(27) …….…...……………………..………. 1,107 1,222 (563) Total “Core Earnings” adjustments to GAAP ……… 3,454 3,807 (912) "Core Earnings" attributable to SLM Corporation common stock……...…......…..…..…...………. $ 103,208 $ 109,719 $ 72,431 GAAP diluted earnings per common share …………. $ 0.23 $ 0.24 $ 0.17 Derivative adjustments, net of tax ….....……………… - 0.01 - “Core Earnings” diluted earnings per common share ….. $ 0.23 $ 0.25 $ 0.17

32 Important Information Regarding Historical Loan Performance Data On April 30, 2014 (the “Spin-Off Date”), the former SLM Corporation legally separated (the “Spin-Off”) into two distinct publicly-traded entities: an education loan management, servicing and asset recovery business called Navient Corporation (“Navient”), and a consumer banking business called SLM Corporation. SLM Corporation’s primary operating subsidiary is Sallie Mae Bank. We sometimes refer to SLM Corporation, together with its subsidiaries and its affiliates, during the period prior to the Spin-Off as “legacy SLM.” In connection with the Spin-Off, all private education loans owned by legacy SLM, other than those owned by its Sallie Mae Bank subsidiary as of the date of the Spin-Off, and all private education loan asset-backed securities (“ABS”) trusts previously sponsored and administered by legacy SLM were transferred to Navient. As of the Spin-Off Date, Navient and its sponsored ABS trusts owned $30.8 billion of legacy SLM’s private education loan portfolio originated both prior to and since 2009. As of the Spin-Off Date, Sallie Mae Bank owned $7.2 billion of private education loans, the vast majority of which were unencumbered Smart Option Student Loans originated since 2009. Legacy SLM’s Private Education Loan and ABS Programs Prior to the Spin-Off In 1989, legacy SLM began making private education loans to graduate students. In 1996, legacy SLM expanded its private education loan offerings to undergraduate students. Between 2002 and 2007, legacy SLM issued $18.6 billion of private education loan-backed ABS in 12 separate transactions. In 2008, in response to the financial downturn, legacy SLM revised its private education loan underwriting criteria, tightened its forbearance and collections policies, ended direct-to-consumer disbursements, and ceased lending to students attending certain for-profit schools. Legacy SLM issued no private education loan ABS in 2008. In 2009, legacy SLM introduced its Smart Option Student Loan product and began underwriting private education loans with a proprietary custom credit score. The custom credit score included income-based factors, which led to a significant increase in the percentage of loans requiring a co-signer, typically a parent. The initial loans originated under the Smart Option Student Loan program (the “Interest Only SOSLs”) were variable rate loans and required interest payments by borrowers while in school, which reduced the amounts payable over the loans’ lives and helped establish repayment habits among borrowers. In 2010, legacy SLM introduced a second option for its Smart Option Student Loan customers, which required a $25 fixed monthly payment while borrowers were in school (the “Fixed Pay SOSLs”). In 2011, legacy SLM introduced another option for its Smart Option Student Loan customers, which allowed borrowers to defer interest and principal payments until after a student graduates or separates from school (the “Deferred SOSLs”). In 2012, legacy SLM introduced a fixed rate loan option for its Interest Only, Fixed Pay and Deferred SOSLs. Borrowers must select which of these options they prefer at the time of loan origination and are not permitted to change those options once selected. In 2011, legacy SLM included private education loans originated under the Smart Option Student Loan program in its ABS pools for the first time. Between 2011 and 2014, the mix of Smart Option Student Loans included in legacy SLM’s private education loan ABS steadily increased as a percentage of the collateral pools, from 10% initially to 64% in later transactions. Sallie Mae Bank’s Private Education Loan and ABS Programs Post-Spin-Off Originations. Following the Spin-Off, Sallie Mae Bank continued to originate loans under the Smart Option Student Loan program. As of December 31, 2017, it owned $17.4 billion of private education loans (gross), the vast majority of which were Smart Option Student Loans originated since 2009, and over 90% of which were originated between 2013 and 2017. Navient ceased originating private education loans following the Spin-Off. Servicing. Immediately prior to the Spin-Off, Sallie Mae Bank assumed responsibility for collections of delinquent loans on the vast majority of its Smart Option Student Loan portfolio. Following the Spin-Off Date, Navient continued to service all private education loans owned by the two companies on its servicing platform until October 2014, when servicing for the vast majority of Sallie Mae Bank’s private education loan portfolio was transitioned to Sallie Mae Bank. Sallie Mae Bank now services and is responsible for collecting the vast majority of the Smart Option Student Loans it owns. Securitization and Sales. In August 2014, Sallie Mae Bank sponsored its first private education loan ABS, SMB Private Education Loan Trust 2014-A (the “SMB 2014-A transaction”). Because this transaction occurred prior to the transfer of loan servicing from Navient to Sallie Mae Bank, Sallie Mae Bank acted as master servicer for the transaction and Navient as subservicer, and the loan pool is serviced pursuant to Navient servicing policies. In April 2015 and October 2015, Sallie Mae Bank sponsored securitizations and residual sales, SMB Private Education Loan Trust 2015-A and SMB Private Education Loan Trust 2015-C, respectively. Sallie Mae Bank also sponsored on-balance sheet term securitizations as follows: Date Transaction Date Transaction Date Transaction July 2015 SMB Private Education Loan Trust 2015-B May 2016 SMB Private Education Loan Trust 2016-A February 2017 SMB Private Education Loan Trust 2017-A July 2016 SMB Private Education Loan Trust 2016-B October 2016 SMB Private Education Loan Trust 2016-C November 2017 SMB Private Education Loan Trust 2017-B March 2018 SMB Private Education Loan Trust 2018-A June 2018 SMB Private Education Loan Trust 2018-B September 2018 SMB Private Education Loan Trust 2018-C Sallie Mae Bank services the loans in all of the securitizations it has sponsored following the SMB 2014-A transaction. Additional Information. Prior to the Spin-Off, all Smart Option Student Loans were originated and initially held by Sallie Mae Bank, as a subsidiary of legacy SLM. Sallie Mae Bank typically then sold certain of the performing Smart Option Student Loans to an affiliate of legacy SLM for securitization. Additionally, on a monthly basis Sallie Mae Bank sold all loans that were over 90 days past due, in forbearance, restructured or involved in a bankruptcy to an affiliate of legacy SLM. As a result of this second practice, prior to the occurrence of the Spin-Off, historical performance data for Sallie Mae Bank’s Smart Option Student Loan portfolio reflected minimal later stage delinquencies, forbearance or charge-offs. Legacy SLM collected Smart Option Student Loans pursuant to policies that required loans be charged off after 212 days of delinquency. In April 2014, Sallie Mae Bank began collecting the vast majority of its Smart Option Student Loans pursuant to policies that required loans be charged off after 120 days of delinquency, in accordance with bank regulatory guidance. As a result of the various policies described above, it was not until recently that (a) a meaningful amount of Smart Option Student Loan charge-offs occurred in Sallie Mae Bank’s portfolio, and (b) performance data on Sallie Mae Bank’s owned Smart Option Student Loan portfolio became useful as a basis for evaluating historical trends for Smart Option Student Loans. For the reasons described above, much of Sallie Mae Bank’s historical performance data does not reflect current collections and charge off practices and may not be indicative of the future performance of the Bank’s Smart Option Student Loans.

33 Important Information Regarding Historical Loan Performance Data (cont.) Types of Smart Option Loan Portfolio Data The portfolio data we used in this report comes from three separate sources of information: (1) Combined Smart Option Student Loan Portfolio Data for Legacy SLM, Navient and Sallie Mae Bank. Information in this category is presented on a combined basis for loans originated under the Smart Option Student Loan program, whether originated by Sallie Mae Bank when it was part of legacy SLM or by Sallie Mae Bank post Spin-Off, and regardless of whether the loan is currently held by an ABS trust, or held or serviced by Navient or Sallie Mae Bank. Data in this category is used in the tables under the following headings: • “Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period” – Only for 2010-2014 P&I Repayment Vintages This combined Smart Option Student Loan portfolio data provides insight into gross defaults of the covered vintages of Smart Option Student Loans since 2010, regardless of ownership or servicing standard. Data available for earlier periods includes a limited number of Smart Option Student Loan product types. Loans contained in the combined Smart Option Student Loan portfolio category were serviced by legacy SLM prior to the Spin-Off, and by either Navient or Sallie Mae Bank after the Spin-Off. As noted above, loans serviced by legacy SLM and Navient were serviced pursuant to different policies than those loans serviced by Sallie Mae Bank after the Spin-Off. Specifically, legacy SLM charged off loans after 212 days of delinquency, and Navient has continued this policy. Sallie Mae Bank currently charges off loans after 120 days of delinquency. All loans included in the combined Smart Option Student Loan portfolio that were serviced by legacy SLM prior to the Spin-Off were serviced pursuant to a 212-day charge off policy. Following the Spin-Off, a portion of the loans included in the combined Smart Option Student Loan portfolio data have been serviced by Navient pursuant to a 212-day charge off policy, and a portion have been serviced by Sallie Mae Bank pursuant to a 120-day charge off policy. As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this combined Smart Option Student Loan portfolio data. (2) Smart Option Student Loan Portfolio Data for Sallie Mae Bank Serviced Loans. Information in this category is presented for loans originated under the Smart Option Student Loan program, whether originated by Sallie Mae Bank when it was part of legacy SLM or by Sallie Mae Bank post Spin-Off, and regardless of whether the loan is currently held by an ABS trust. All loans in this category are serviced by Sallie Mae Bank. Data in this category is used in the tables under the following headings: • “Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period” – Only for 2015 -2017 P&I Repayment Vintages The Sallie Mae Bank Serviced portfolio data provides insight into gross defaults of the Smart Option Student Loans covered and serviced by Sallie Mae Bank since 2015, regardless of ownership. We believe historical loan performance data since 2015 is more representative of the expected performance of Smart Option Student Loans to be included in new Sallie Mae Bank trusts than data available for earlier periods. Loans contained in the Smart Option Student Loan Portfolio Data for Sallie Mae Bank Serviced Loans category were serviced by legacy SLM prior to the Spin-Off, and by Sallie Mae Bank after the Spin-Off. Sallie Mae Bank currently charges off loans after 120 days of delinquency. (3) Sallie Mae Bank-Only Smart Option Student Loan Data from and after the Spin-Off Date. Information in this category is presented from and after the Spin-Off Date for Smart Option Student Loans serviced by Sallie Mae Bank from and after the Spin-Off. Data in this category is used in the tables under the following headings: ̶ “31-60 Day Delinquencies (as a Percentage of Loans in P&I Repayment);” ̶ “91-plus Day Delinquencies (as a Percentage of Loans in P&I Repayment);” and ̶ “61-90 Day Delinquencies (as a Percentage of Loans in P&I Repayment);” ̶ “Annualized Gross Defaults (as a Percentage of Loans in P&I Repayment)” This Smart Option Student Loan portfolio data provides insight into historical delinquencies and defaults specifically of the Smart Option Student Loans covered, regardless of the loans’ ownership at the time, or whether the loans serve as collateral for an ABS trust. We believe this data is currently the most relevant data available for assessing historical Smart Option Student Loan performance. Loans serviced by Sallie Mae Bank and contained in this Smart Option Student Loan portfolio were serviced pursuant to Sallie Mae Bank servicing policies since the Spin-Off. Sallie Mae Bank charges off loans after 120 days of delinquency in accordance with bank regulatory guidance. Future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this Smart Option Student Loan portfolio data. Any data or other information presented in the charts is for comparative purposes only, and is not to be deemed a part of any offering of securities. A significant portion of the Smart Option Student Loan performance data described above is provided to Sallie Mae Bank by Navient under a data sharing agreement executed in connection with the Spin-Off. This data sharing agreement expires in 2019. Under the data sharing agreement, Navient makes no representations or warranties to Sallie Mae Bank concerning the accuracy and completeness of information that it provided. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.

34 Smart Option Loan Program Cohort Default Curves Terms and calculations used in the cohort default curves are defined below:  First P&I Repayment Period – The month during which a borrower is first required to make a full principal and interest payment on a loan.  P&I Repayment Vintage – The calendar year of a loan’s First P&I Repayment Period.  Disbursed Principal Entering P&I Repayment – The total amount of disbursed loan principal in a P&I Repayment Vintage, excluding any interest capitalization.  Reported Default Data - o For loans that default prior to their First P&I Repayment Period: Loans defaulting prior to their First P&I Repayment Period are included in the P&I Repayment Vintage corresponding to the calendar year in which the default occurs, and are aggregated and reported in Year 0 of that P&I Repayment Vintage in the relevant charts and tables. For example: (a) if a loan’s First P&I Repayment Period was scheduled for 2015, but the loan defaulted in 2014, the default amount is reflected in Year 0 of the 2014 P&I Repayment Vintage; and (b) if a loan’s First P&I Repayment Period occurred in 2015, but the loan defaulted in 2015 before that First P&I Repayment Period, the default amount is reflected in Year 0 of the 2015 P&I Repayment Vintage. o For loans that default after their First P&I Repayment Period: Loans enter a particular annual P&I Repayment Vintage at different times during the P&I Repayment Vintage year. Default data is not reported for loans in a particular annual P&I Repayment Vintage until the First P&I Repayment Period has occurred for all loans in that annual P&I Repayment Vintage. Once reporting starts, data reflects defaults that occurred in a particular period through the number of months since December 31 of that annual P&I Repayment Vintage year. For example, in the relevant charts and tables included in this presentation as of September 30, 2018: (i) default data reported for loans in the 2017 P&I Repayment Vintage represents defaults occurring during the first 9 months after a loan’s First P&I Repayment Period regardless of the month in 2017 during which the first full principal and interest payment for that loan became due; and (ii) default data for loans in the 2016 P&I Repayment Vintage represents defaults occurring during the first 21 months after a loan’s First P&I Repayment Period regardless of the month in 2016 during which the first full principal and interest payment for that loan became due. o For loans that pay off prior to their First P&I Repayment Period: Loans paid off prior to their First P&I Repayment Period are included in the Disbursed Principal Entering P&I Repayment of the P&I Repayment Vintage corresponding to the calendar year in which the payoff occurs.  Periodic Defaults – For any loan in a particular P&I Repayment Vintage, the defaulted principal and interest is reflected in the year corresponding to the number of years since the First P&I Repayment Period for that loan.  Cumulative Defaults – At any time for a particular P&I Repayment Vintage, the cumulative sum of Periodic Defaults for that vintage. o Defaulted principal includes any interest capitalization that occurred prior to default o Defaulted principal is not reduced by any amounts recovered after the loan defaulted o Because the numerator includes capitalized interest while the denominator (i.e., Disbursed Principal Entering P&I Repayment) does not, default rates are higher than they would be if the numerator and denominator both included capitalized interest Note: Historical trends suggested by the cohort default triangles may not be indicative of future performance. Legacy SLM and Navient serviced loans were serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank serviced loans were serviced pursuant to a 120 day charge-off policy.

35 Footnotes: 1. Source: MeasureOne CBA Report as of December 2017 2. The difference between “Core Earnings” and GAAP net income is driven by mark-to-market unrealized gains and losses on derivative contracts recognized in GAAP, but not in “Core Earnings” results. See page 31 for a reconciliation of GAAP and “Core Earnings” . 3. Derivative Accounting: “Core Earnings” exclude periodic unrealized gains and losses caused by the mark-to-market valuations on derivatives that do not qualify for hedge accounting treatment under GAAP, but include current period accruals on the derivative instruments. For periods prior to July 1, 2018, “Core Earnings” also exclude the periodic unrealized gains and losses that are a result of ineffectiveness recognized related to effective hedges under GAAP, net of tax. Under GAAP, for our derivatives held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0. 4. Represents the higher credit score of the cosigner or the borrower. 5. Source: U.S. Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2024 (NCES, September 2016), Enrollment in Postsecondary Institutions 6. Source: Trends in College Pricing,© 2017 The College Board, www.collegeboard.org. Note: Academic years, average published tuition, fees, room and board charges at four-year institutions; enrollment-weighted 7. Source: Total post-secondary education spend is estimated by Sallie Mae determining the full-time equivalents for both graduates and undergraduates and multiplying by the estimated total per person cost of attendance for each school type. In doing so, we utilize information from the US Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2024 (NCES, September 2016), The Integrated Postsecondary Education Data System (IPEDS), College Board -Trends in Student Aid 2017, © 2017 The College Board, www.collegeboard.org, College Board -Trends in Student Pricing 2017, © 2017 The College Board, www.collegeboard.org, National Student Clearinghouse - Term Enrollment Estimates and Company Analysis. Other sources for these data points also exist publicly and may vary from our computed estimates. NCES, IPEDS, and College Board restate their data annually, which may cause previously reported results to vary. We have also restated figures in our Company Analysis to standardize all costs of attendance to dollars not adjusted for inflation. This has a minimal impact on historically-stated numbers. 8. Source: Trends in College Pricing,© 2017 The College Board, www.collegeboard.org, U.S. Department of Education 2017 9. Source: U.S. Bureau of Labor Statistics- “More education: Lower unemployment, higher earnings” as of September 2018 10. Source: PEW Research Center- The Rising Cost of Not Going to College-February 2014 11. Source: Trends in Student Aid,© 2017 The College Board, www.collegeboard.org, U.S. Department of Education 2017 12. Originations represent loans that were funded or acquired during the period presented. 13. Represents the higher credit score of the cosigner or the borrower. 14. For important information regarding historical performance data, see pages 32 and 33. 15. ‘Loans in P&I Repayment’ include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. 16. Delinquency and Default rates are calculated as a percentage of loans in principal and interest (P&I) repayment. 17. For important information regarding historical performance data and an explanation of the data and calculations underlying this chart, see pages 32-34. 18. For 2010-2014 P&I repayment vintages only- Data for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. 19. For 2015- 2017 P&I repayment vintages only- Data for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin-Off, and regardless of whether the loans are held by an ABS trust. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. 20. We calculate and report our non-GAAP operating efficiency ratio as the ratio of (a) the total non-interest expense numerator to (b) the net revenue denominator (which consists of the sum of net interest income, before provision for credit losses, and non-interest income, excluding any gains and losses on sales of loans and securities, net and the net impact of derivative accounting as defined in the "‘Core Earnings’ to GAAP Reconciliation" table on page 31). This ratio provides useful information to investors because it is a measure used by our management team to monitor our effectiveness in managing operating expenses. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from our ratio. Accordingly, our non-GAAP operating efficiency ratio may not be comparable to similar measures used by other companies. 21. Smart Option loans considered in ‘P&I Repayment’ only if borrowers are subject to full principal and interest payments on the loan. 22. Represents the higher credit score of the cosigner or the borrower. Note: Pool characteristics as of the Statistical Cutoff Date for the respective transaction 23. Overcollateralization for Class A & B bonds 24. Estimated based on a variety of assumptions concerning loan repayment behavior. Actual prepayment rate may vary significantly from estimates. 25. Private education loans are typically non-dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan imposes an "undue hardship“. 26. Source: U.S. Department of Education, Office of Federal Student Aid, https://studentaid.ed.gov/sa/types/loans 27. “Core Earnings” tax rate is based on the effective tax rate at the Bank where the derivative instruments are held.